UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22461

Morgan Creek Global Equity Long/Short Institutional Fund

(Exact name of registrant as specified in charter)

301 West Barbee Chapel Road, Suite 200, Chapel Hill, NC 27517

(Address of principal executive offices)(Zip code)

Corporation Service Company

2711 Centerville Road Suite 400

Wilmington, Delaware 19808

(Name and Address of Agent for Service)
Mark Vannoy, Treasurer Morgan Creek Capital Management, LLC 301 West Barbee Chapel Road Chapel Hill, North Carolina 27517

Registrant’s telephone number, including area code: (919) 933-4004

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

EXPLANATORY NOTE

The Registrant previously filed its Annual Report to Shareholders on Form N-CSR with the U.S. Securities and Exchange Commission on June 9, 2023 (Accession No. 0001398344-23-011863). This Form N-CSR/A is being filed to include the signature of Grant Thornton LLP to the Report of the Independent Registered Account Firm and to update its Item 13. Exhibits.

Item 1. Report to Stockholders.

(a)

Annual Report

To Shareholders

For the Year Ended March 31, 2023

Morgan Creek Global Equity Long/Short Institutional Fund

Morgan Creek Global Equity Long/Short Institutional Fund (A Delaware Statutory Trust)
Annual Report to Shareholders

For the Year Ended March 31, 2023

Contents

Letter to Investors (Unaudited)	1
Fund Performance (Unaudited)	3
Report of Independent Registered Public Accounting Firm	4
Financial Statements
Statement of Assets and Liabilities	5
Schedule of Investments	6
Statement of Operations	8
Statement of Changes in Net Assets	9
Statement of Cash Flows	11
Notes to Financial Statements	12
Board of Trustees (Unaudited)	25
Fund Management (Unaudited)	26
Other Information (Unaudited)	27
Board Consideration Regarding Approval of Investment Advisory Agreement (Unaudited)	28
Privacy Notice (Unaudited)	33

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who invest directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by calling 833-523-7533 to make such arrangements. For shareholders who invest through a financial intermediary, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 833-523-7533 to make such arrangements. For shareholders who invest through a financial intermediary, please contact that financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. If your common shares are held through a financial intermediary, your election to receive reports in paper will apply to all funds held with that financial intermediary.

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Letter to Investors (Unaudited)

For the fiscal year ended March 31, 2023, the Fund returned (17.28%) compared to (7.02%) for the MSCI World Index and (2.12%) for the HFRX Equity Hedge Index. Morgan Creek made the difficult decision to close MCGELSIF in early 2022 for reasons we believed to be in the best interest of all investors. The asset size of the Fund had decreased to a level where the fixed operating costs of continuing to manage the Fund were difficult to justify, and in light of poor recent performance at that time, we did not have confidence in our ability to raise sufficient new funds to reduce the expense ratio in a timely manner. The Fund officially commenced its liquidation after the 2022 fiscal year audit was complete and the first distribution was paid in the middle of August.

In addition to Fund’s Annual and Semi-Annual reports, Morgan Creek provides more frequent updates in the Fund’s quarterly letter. In addition to these documents and the quarterly investor statement, we continue to send out a monthly performance estimate and monthly factsheet to the email address associated with the account on file. The factsheet and additional information about the Fund are located online at - https://www.morgancreekcap.com/hedge-funds/.

We encourage you to read the supplement to the Fund’s prospectus dated February 28, 2022 and filed with the SEC for more information about the liquidation. The following sections are included to provide more insight into the four quarters consisting of the Fund’s fiscal year, starting with the second calendar quarter of 2022 and ending with the first calendar quarter of 2023. The commentaries are excerpts from the Fund’s quarterly letter, which, upon request, we can send in their entirety.

Q2 2022

MCGELSIF returned (8.21%) during the quarter versus (16.19%) for the MSCI World Index and (4.44%) for the HFRX Equity Hedge Index. The Fund’s remaining exposure to Technology accounted for the vast majority of losses. As a cost saving measure, we moved the striking of the Fund’s NAV to a quarterly basis instead of monthly.

Q3 2022

MCGELSIF returned (4.62%) versus (6.19%) for the MSCI World Index and (0.08%) for the HFRX Equity Hedge Index. The Fund’s remaining exposure to China and Technology accounted for losses. In mid-August we wired the first distribution, representing approximately 48% of the Fund’s June 30, 2022 Net Asset Value (“NAV”), to the account listed on file.

Q4 2022

MCGELSIF returned (3.25%) versus +9.77% for the MSCI World Index and +1.69% for the HFRX Equity Hedge Index. Losses in Technology offset gains in China. After initially waiving the Fund’s management fee in April 2022, Morgan Creek reinstated the management fee as of January 1, 2023 at 0.50% with the approval of the Fund’s Board of Trustees. Morgan Creek and the Board of Trustees believed reinstating the management fee was in the best interest of all shareholders in order to ensure the continued orderly liquidation of the Fund.

Q1 2023

MCGELSIF returned (2.34%) vs. +7.73% for the MSCI World Index and +0.80% for the HFRX Equity Hedge Index. Gains in Technology were offset by losses in the private portfolio, which were primarily the result of 3/31/23 markdowns in two positions – Weidian in China and Petlove in Brazil.

We will make the second distribution related to the Fund’s liquidation during the second quarter of 2023, representing approximately 10% of the Fund’s July 1, 2022 NAV. This distribution brought cumulative distributions to approximately 58% of the Fund’s July 1, 2022 NAV. We expect to make a third distribution in similar size in early 2024. Please note, estimated distribution dates and amounts are subject to change based upon factors outside of our control, such as underlying manager performance and liquidity events in the private portfolio.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	1

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Letter to Investors (Unaudited) (continued)

The remaining portfolio consists of two managers, private holdings, and a cash balance to cover the Fund’s projected operating expenses. For the two remaining managers, Teng Yue provides 15% liquidity per quarter and Tiger Global 25% per year. We expect the final tranche of our full redemption in Teng Yue to process on March 31, 2024 and the final tranche of our full redemption in Tiger Global on December 31, 2024. The private holdings have no pre-determined liquidity schedule and we continue to evaluate all available liquidity options in the context of value maximization.

Regards, Mark W. Yusko Chief Executive Officer & Chief Investment Officer

Morgan creek capital management, llc | annual report to SHAREHOLDERS	2

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Fund Performance (Unaudited)

March 31, 2023

	1 Year	5 Year	10 Year	Since Inception	Inception
Morgan Creek Global Equity Long/Short Institutional Fund - A - NAV	-16.98%	-3.15%		-1.19%	4/30/2017
MSCI World Index - NR	-7.02%	8.01%		8.78%	4/30/2017
Morgan Creek Global Equity Long/Short Institutional Fund - I - NAV	-16.98%	-2.49%	2.14%	2.69%	9/30/2011
MSCI World Index - NR	-7.02%	8.01%	8.85%	10.45%	9/30/2011

Morgan creek capital management, llc | annual report to SHAREHOLDERS	3

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Morgan Creek Global Equity Long/Short Institutional Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Morgan Creek Global Equity Long/Short Institutional Fund (the “Fund”), including the schedule of investments as of March 31, 2023, the related statements of operations, changes in net assets, and cash flows for the year ended March 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, and the results of its operations, changes in net assets and its cash flows for the year ended March 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s 2022 financial statements, which comprise the statement of assets and liabilities, including the schedule of investments, as of March 31, 2022 (not presented herein), and the related statements of operations (not presented herein), changes in net assets, and cash flows (not presented herein) for the year then ended, the financial highlights for each of the five years in the period ended March 31, 2022 (2018 not presented herein) and the related notes were audited by other auditors. Those auditors expressed an unqualified opinion on those 2022 financial statements in their report dated May 27, 2022.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2023, by correspondence with custodian and underlying fund managers, or by other appropriate auditing procedures where replies were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ GRANT THORTON LLP

We have served as the Fund’s auditor since 2023.

Iselin, New Jersey
May 30, 2023

morgan creek capital management, llc | annual report to SHAREHOLDERS	4

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Statement of Assets and Liabilities

March 31, 2023 (in U.S. Dollars)

ASSETS:
Investments in Portfolio Funds, at fair value (Cost, $4,634,958)	$4,742,155
Cash and cash equivalents	2,225,679
Receivable for securities sold	297,577
Interest receivable	19
Total Assets	$7,265,430

LIABILITIES:
Audit & legal fees payable	$69,538
Transfer agent fees payable	65,907
Administration fees payable	52,730
Accrued expenses and other liabilities	13,612
Tax expense payable	13,225
Management fees payable	8,813
Total Liabilities	223,825

Net Assets	$7,041,605

NET ASSETS CONSIST OF:
Paid-in capital	$15,477,677
Total distributable accumulated deficit	(8,436,072)
Net Assets	$7,041,605

PRICING OF SHARES:
Class I
Net Asset Value per Share:
$6,899,867 / 11,246 Shares issued and outstanding, par value $0.01 per share, unlimited Shares authorized	$613.54

Class A
Net Asset Value per Share:
$141,738 / 263 Shares issued and outstanding, par value $0.01 per share, unlimited Shares authorized	$539.72
Sales Charge Class A (Load)	3.00%
Maximum Offering Price Per Class A Share	$555.91

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	5

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Schedule of Investments

March 31, 2023 (in U.S. Dollars)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile	Liquidity(1),(2)	Next Available Redemption Date(3)	Initial Acquisition Date
Investments in Portfolio Funds
Asia
Private Investors III, LLC
1,662 shares(4)	$1,638,894	$1,076,495	15.28%	United States	0-5 Years	N/A	11/19/2014
Teng Yue Partners Offshore Fund, L.P.
320 shares(4)(5)	320,397	1,025,021	14.56	Cayman Islands	Quarterly	6/30/2023	10/1/2015
Total Asia	1,959,291	2,101,516	29.84

Emerging Markets
New Century Holdings XI, L.P.
28,924 shares(4)	25,302	29,548	0.42	Cayman Islands	Illiquid	N/A	10/2/2017
Total Emerging Markets	25,302	29,548	0.42

Energy & Natural Resources
MLO Private Investment, Ltd.
41 shares, Series 01(4)	68,358	82,308	1.17	Cayman Islands	Illiquid	N/A	10/2/2017
Total Energy & Natural Resources	68,358	82,308	1.17

Healthcare
BMF Liquidating Fund O.S. Investors, LLC (4)	2,398	3,820	0.05	Cayman Islands	Illiquid	N/A	1/31/2020
Total Healthcare	2,398	3,820	0.05

Technology
Bedford Ridge Investment Company IV, L.P.
1,020 shares(4)	68,642	67,145	0.95	United States	0-5 Years	N/A	11/22/2021
Carmenta Opportunities Fund, L.P.
1,000 shares(4)	88,000	118,306	1.68	United States	0-5 Years	N/A	7/15/2021
Flight Deck Offshore Fund, L.P.
198 shares(4)	148,215	69,434	0.99	United States	0-5 Years	N/A	5/1/2021
Maverick Holdings C, Ltd.
321 shares(4)	320,892	292,868	4.16	Cayman Islands	0-5 Years	N/A	2/1/2021

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	6

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Schedule of Investments (continued)
March 31, 2023 (in U.S. Dollars)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile	Liquidity(1),(2)	Next Available Redemption Date(3)	Initial Acquisition Date
Paulson Investment Company I, L.P.
596 shares(4)	$595,670	$170,906	2.43%	United States	0-5 Years	N/A	6/30/2021
Payara Fund III, L.P.
1,000 shares(4)	274,500	216,624	3.08	United States	0-5 Years	N/A	7/15/2021
Tiger Global Liquidating Account
10 shares(4)	98,060	97,071	1.38	United States	Illiquid	N/A	12/31/2022
Tiger Global, Ltd.
1,138 shares, Class C(4)	553,446	1,064,739	15.11	Cayman Islands	Annually	12/31/2023	7/1/2013
Total Technology	2,147,425	2,097,093	29.78

Value Long/Short
Falcon Edge Global, Ltd
238 shares, Series S(4)	338,791	396,852	5.64%	Cayman Islands	Illiquid	N/A	4/3/2017
Falcon Edge Global, Ltd
100 shares, Series Standard Share Partners(4)	93,393	31,018	0.44	Cayman Islands	Illiquid	N/A	10/3/2016
Total Value Long/Short	432,184	427,870	6.08

Total Investments in Portfolio Funds	$4,634,958	$4,742,155	67.34%

TOTAL INVESTMENTS	$4,634,958	$4,742,155	67.34%

Cash and cash equivalents(6)	2,225,679	2,225,679	31.61
Other Assets, less Liabilities		$73,771	1.05%
Total Net Assets		$7,041,605	100.00%

(1)	Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms.

(2)	0-5 Years - Portfolio Funds will periodically redeem depending on cash availability.

(3)

Investments in Portfolio Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after March 31, 2023 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Redemptions from Portfolio Funds may be subject to fees.

(4)	Non-income producing security.

(5)

Although the Portfolio Fund has monthly, quarterly, or annual redemption rights, there are various gates, holdbacks, and/or side pockets imposed by the manager of the Portfolio Fund, which prevent the Fund from being able to redeem its entire position at the next available redemption date.

(6)	As of 3/31 cash and cash equivalents consisted of UMB Money Market Fiduciary with a yield of 0.01%

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	7

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Statement of Operations

For the Period Ended MARCH 31, 2023 (in U.S. Dollars)

Investment income
Interest income	$273
Total Investment Income	273

Expenses
Administration fee	191,333
Management fees	92,079
Audit fees	75,800
Transfer agent fees	130,901
Legal fees	42,316
Trustees’ fees	41,250
Registration fees	20,055
Consultancy fees	15,000
Custodian fees	14,590
Other expenses	51,994
Total Expenses	675,318
Management fee waived by Advisor	(83,266)
Total Expenses	(591,779)

Net Investment Loss	(591,779)

Realized and unrealized gain (loss) from investments in Portfolio Funds, Securities
Net realized gain from investments in Portfolio Funds	974,176
Net change in unrealized appreciation/depreciation on investments in Portfolio Funds	(2,471,686)
Net realized and unrealized loss from investments in Portfolio Funds, Securities	(1,497,510)

Net Decrease in Net Assets Resulting from Operations	$(2,089,289)

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	8

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Statement of Changes in Net Assets

(in U.S. Dollars)

For the Year Ended March 31, 2023

NET INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(591,779)
Net realized gain on investments in Securities	974,176
Net change in unrealized appreciation/depreciation on investments in Portfolio Funds	(2,471,686)
Net decrease in net assets resulting from operations	(2,089,289)

CAPITAL SHARE TRANSACTIONS:
Redemptions — Class A	(145,933)
Redemptions — Class I	(7,104,070)
Net decrease in net assets from capital share transactions	(7,250,003)

Net Decrease in Net Assets	(9,339,292)

NET ASSETS:
Beginning of year	16,380,897
End of year	$7,041,605

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	9

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Statement of Changes in Net Assets (continued)
(in U.S. Dollars)

For the Year Ended March 31, 2022

NET INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,008,414)
Net realized gain from investments in Portfolio Funds	5,017,924
Net realized gain on investments in Securities	111,192
Net realized loss on Securities sold short	(160,126)
Net realized loss on Purchased options	(65,354)
Net realized loss on foreign currency transactions	(14,494)
Net change in unrealized appreciation/depreciation on investments in Portfolio Funds	(8,661,436)
Net change in unrealized appreciation/depreciation on investments in Securities	(337,404)
Net change in unrealized appreciation/depreciation on Securities sold short	424,367
Net change in unrealized appreciation/depreciation on foreign currency translations	(18,830)
Net decrease in net assets resulting from operations	(4,712,575)

DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(2,457,794)
Class A	(42,206)
Net decrease in net assets from distributions to shareholders	(2,500,000)

CAPITAL SHARE TRANSACTIONS:
Subscriptions — Class I	225,000
Redemptions — Class I	(6,000,604)
Distributions reinvested — Class A (representing 50.72 shares)	37,810
Distributions reinvested — Class I (representing 3,043.00 shares)	2,403,520
Net decrease in net assets from capital share transactions	(3,334,274)

Net Decrease in Net Assets	(10,546,849)

NET ASSETS:
Beginning of year	26,927,746
End of year	$16,380,897

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	10

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Statement of Cash Flows

For the Period Ended March 31, 2023 (in U.S. Dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(2,089,289)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investments in portfolio funds	(30, 611)
Proceeds from disposition of investments in portfolio funds	12,953,401
Net realized gain from investments in Portfolio funds	(974,176)
Net change in unrealized appreciation/depreciation on investments in Portfolio Funds	2,471,686
(Increase)/Decrease in assets:
Interest receivable	(15)
Other receivables	842
Increase/(Decrease) in liabilities:
Redemption Payable	(3,485,870)
Trustee Fees Payable	(27,500)
Tax Services Expense Payable	(7,775)
Administration Fees Payable	33,926
Transfer Agent Fees payable	48,441
Management fees payable	(32,708)
Audit and legal fees payable	17,956
Accrued expenses and other liabilities	(5,476)
Net cash provided by operating activities	8,872,832
CASH FLOWS FROM FINANCING ACTIVITIES:
Redemptions, net of redemption payable	(7,250,003)
Net cash used in financing activities	(7,250,003)

Net increase in cash and cash equivalents	1,622,829

Cash and cash equivalents and foreign currency
Beginning of year	$602,850
End of year	$2,225,679
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Receipt of of In-kind Portfolio Funds	$475,784
Purchase of Portfolio Funds	$(475,784)

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	11

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements

March 31, 2023

1.	Organization and Nature of Business

Morgan Creek Global Equity Long/Short Institutional Fund (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on August 16, 2010. The Fund commenced operations on October 3, 2011 (“Commencement of Operations”) and operates pursuant to the Agreement and Declaration of Trust (the “Trust Instrument”). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. While non-diversified for 1940 Act purposes, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as such requirements are described in more detail below.

The Fund is structured as a regulated investment company and its investment objective is to generate greater long-term returns when compared to traditional equity market benchmarks, while exhibiting a lower level of volatility and a modest degree of correlation to these markets. The Fund seeks to achieve this objective primarily by investing in private funds and other pooled investment vehicles (collectively, the “Portfolio Funds”), and exchange traded funds, common stocks (including selling common stocks short), purchased options, and preferred stock, (collectively, the “Securities”) that are not expected to be highly correlated to each other or with traditional equity markets over a long-term time horizon. The Fund normally invests 80% of its assets in Portfolio Funds that will primarily engage in long/short equity strategies and equity securities that augment these strategies. Under normal circumstances, 80% or more of the investment portfolios of the Portfolio Funds on an aggregate basis will consist of equity securities and 40% or more of the investments portfolios of the Portfolio Funds on an aggregate basis will be non-U.S. securities. The Portfolio Funds are managed by third-party investment managers (the “Managers”) selected by the investment adviser, with the intention of adding additional Portfolio Funds as the need to diversify among additional Portfolio Funds increases. The Advisor (as defined below) pursuant to a “Hybrid Model” augments the core Portfolio Fund holdings of the Fund with direct investments in equity securities that are consistent with the investment ideas of the Managers (as defined below).

Morgan Creek Capital Management, LLC (the “Advisor”), a North Carolina limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment adviser. The Advisor is responsible for providing day-to-day investment management services to the Fund, subject to the oversight of the Fund’s Board of Trustees (the “Board” or each separately a “Trustee”).

The Board has overall responsibility for overseeing the Fund’s investment program and its management and operations. Two of the four Trustees are “Independent Trustees” who are not “interested persons” (as defined by the 1940 Act) of the Fund.

Investors in the Fund (“Shareholders”) are governed by the Trust Instrument and bound by its terms and conditions. The security purchased by a Shareholder is a beneficial interest (a “Share”) in the Fund. All Shares shall be fully paid and are non-assessable. Shareholders shall have no preemptive or other rights to subscribe for any additional Shares. The Fund offers and sells two separate classes of Shares designated as Class A (“Class A Shares”) and Class I (“Class I Shares”). Class A Shares and Class I Shares are subject to different fees and expenses. Class A Shares are offered to investors subject to an initial sales charge. Class I Shares are not subject to an initial sales charge and have lower ongoing expenses than Class A Shares. All shares issued prior to April 1, 2016 have been designated as Class I Shares in terms of rights accorded and expenses borne.

Investments in the Fund generally may be made only by U.S. persons who are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended and “qualified clients” within the meaning of Rule 205-3 promulgated under the Advisers Act. The Fund may decline to accept any investment in its

Morgan creek capital management, llc | annual report to SHAREHOLDERS	12

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2023

discretion. The Board (or its designated agent) may admit Shareholders to the Fund from time to time upon the execution by a prospective investor of the appropriate documentation. Shares will be issued at the current net asset value (“NAV”) per Share of the class plus an initial sales charge for Class A Shares.

The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Shares from Shareholders pursuant to written tenders by Shareholders. The Advisor anticipates that it will recommend to the Board to cause the Fund to conduct repurchase offers on a quarterly basis in order to permit the Fund to conduct repurchase offers for Shares. However, there are no assurances that the Board will, in fact, decide to undertake any repurchase offer. The Fund will make repurchase offers, if any, to all Shareholders, on the same terms, which may affect the size of the Fund’s repurchase offers. A Shareholder may determine, however, not to participate in a particular repurchase offer or may determine to participate to a limited degree, which will affect the liquidity of the investment of any investor in the Fund. In the event of a tender for redemption, the Fund, subject to the terms of the Trust Instrument and the Fund’s ability to liquidate sufficient Fund investments in an orderly fashion determined by the Board to be fair and reasonable to the Fund and all of the Shareholders, shall pay to such redeeming Shareholder within 90 days the proceeds of such redemption, provided that such proceeds may be paid in cash, by means of in-kind distribution of Fund investments, or as a combination of cash and in-kind distribution of Fund investments. Shares will be redeemed at the current NAV per Share of the class.

On February 25, 2022 the Board decided it was in the best interest of the Fund and its Shareholders to liquidate the Fund as of May 31, 2022. The Board approved a Plan of Liquidation (the “Plan”), which provides for the liquidation of the Fund, the pro rata distribution of the assets of the Fund to its shareholders and the closing of Fund shareholder accounts. As such all tender offers and sales were suspended effective April 1, 2022 and continuing throughout the life of the fund.

2.	Summary of Significant Accounting Policies

Basis for Accounting

The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) and in accordance with Accounting Standards Codification (“ASC”) as set forth by the Financial Accounting Standards Board (“FASB”). The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Management has determined that the Fund is an investment company in accordance with FASB ASC 946 “Investment Companies” for the purpose of financial reporting.

Investment in the Fund

The Fund was previously offered on a continuous basis through Morgan Creek Capital Distributors, LLC (the “Distributor”), an affiliate of the Advisor. The initial closing date for the public offering of Class I Shares was October 3, 2011. Class I Shares were offered at an initial offering price of $1,000 per Share, and have been offered in a continuous monthly offering thereafter at the Class I Shares’ then current NAV per Share. The initial closing date for the public offering of Class A Shares was April 1, 2017. Class A Shares were offered at an initial offering price of $1,000 per Share, and have been offered in a continuous

Morgan creek capital management, llc | annual report to SHAREHOLDERS	13

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2023

monthly offering thereafter at the Class A Shares’ then current NAV per Share. The Distributor may enter into selected dealer arrangements with various brokers, dealers, banks and other financial intermediaries (“Selling Agents”), which have agreed to participate in the distribution of the Fund’s Shares.

Valuation of Portfolio Funds

The Fund carries its investments in Portfolio Funds at fair value in accordance with FASB ASC 820 “Fair Value Measurements and Disclosures” (“ASC 820”) which clarifies the definition of fair value for financial reporting, establishes a hierarchal disclosure framework for measuring fair value and requires additional disclosures about the use of fair value measure.

The NAV of the Fund is determined as of the close of business at the end of any fiscal period, generally quarterly, in accordance with the valuation principles described below, or as may be determined from time to time pursuant to policies established by the Advisor. The Fund’s NAV is calculated by the Fund’s administrator.

The Board has ultimate responsibility for valuation but has delegated the process of valuing securities for which market quotations are not readily available to the Valuation Committee (the “Committee”). The Committee is responsible for monitoring the Fund’s valuation policies and procedures (which have been adopted by the Board and are subject to Board oversight), making recommendations to the Board on valuation-related matters and ensuring the implementation of the valuation procedures used by the Fund to value securities, including the fair value of the Fund’s investments in Portfolio Funds. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures that are deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Investments in Portfolio Funds held by the Fund are valued as follows:

The Fund measures the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV in accordance with ASC 820. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment, that may impact the fair value of the investment, are considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the Fund’s measurement date as the fair value of the investments. Investments in Portfolio Funds are subject to the terms of the Portfolio Funds’ offering and governing documents. Valuations of the Portfolio Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Portfolio Funds as required by the Portfolio Funds’ operating documents.

The Advisor’s rationale for the above approach derives from the reliance it places on its initial and ongoing due diligence, which understands the respective controls and processes around determining the NAV with the Managers of the Portfolio Funds. The Advisor has designed an ongoing due diligence process with respect to the Portfolio Funds and their Managers, which assists the Advisor in assessing the quality of information provided by, or on behalf of, each Portfolio Fund and in determining whether such information continues to be reliable or whether further investigation is necessary.

Where no value is readily available from a Portfolio Fund or Securities or where a value supplied by a Portfolio Fund or pricing service for a security is deemed by the Advisor not to be indicative of its fair value, the Advisor will determine, in good faith, the fair value of the Portfolio Fund or Securities subject to the approval of the Board and pursuant to procedures

Morgan creek capital management, llc | annual report to SHAREHOLDERS	14

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2023

adopted by the Board and subject to the Board’s oversight. The Advisor values the Fund’s assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the fair values of the Fund’s Portfolio Funds may differ significantly from the values that would have been used had a ready market for the Portfolio Funds held by the Fund been available.

Cash and Cash Equivalents

Cash and cash equivalents include cash and time deposits with an original maturity of 90 days or less, and are carried at cost, which approximates fair value. The Fund considers all highly liquid short-term investments, with maturities of ninety days or less when purchased, as cash equivalents. Cash equivalents are classified as Level 1 assets and are valued using the Net Asset Value per share of the money market fund. As of March 31, 2023, the Fund held $2,225,679 of cash equivalents in UMB Money Market Fiduciary.

Income and Operating Expenses

The Fund bears its own expenses including, but not limited to, legal, accounting (including third-party accounting services), auditing and other professional expenses, offering costs, administration expenses and custody expenses. Interest income and interest expense are recorded on an accrual basis. Dividend income on Portfolio Funds and Securities and dividend expense on securities sold short is recorded on the ex-dividend date and net of foreign withholding taxes. Operating expenses are recorded as incurred.

Recognition of Gains and (Losses)

Change in unrealized appreciation/depreciation from each Portfolio Fund and Security is included in the Statement of Operations as net change in unrealized appreciation/depreciation on investments.

Investment transactions in Portfolio Funds and Securities are recorded on a trade date basis. Any proceeds received from Portfolio Fund redemptions and Security sales that are in excess of the Portfolio Fund’s or Security’s cost basis are classified as net realized gain from investments on the Statement of Operations. Any proceeds received from Portfolio Fund redemptions and Security sales that are less than the Portfolio Fund’s or Security’s cost basis are classified as net realized loss from investments on the Statement of Operations. Realized gains and losses from investments in Portfolio Funds and Securities are calculated based on the specific identification method.

Class Allocations and Expenses

Investment income, unrealized and realized gains and losses, common expenses of the Fund, and certain Fund-level expense reductions, if any, are allocated monthly on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	15

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2023

Income Taxation

The Fund intends to continue to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies (“RICs”) and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on a Portfolio Fund’s or Security’s income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of March 31, 2023. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund’s major tax jurisdictions are the United States, the State of Delaware, and the State of North Carolina. As of March 31, 2023, the tax years 2019 to 2022 remain subject to examination.

As of March 31, 2023, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows

Cost of investments for tax purposes	$5,811,241
Gross tax unrealized appreciation	$147,620
Gross tax unrealized depreciation	$(1,216,706)
Net appreciation on foreign currency and derivatives	$180
Net tax unrealized depreciation on investments	$(1,068,906)

Distribution of Income and Gains

The Fund declares and pays dividends annually from its net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

The Fund generally invests its assets in Portfolio Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”). As such, the Fund expects that its distributions generally will be taxable as ordinary income to the Shareholders.

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends and capital gains distributions automatically reinvested in additional Shares.

The fund did not have any distributions paid during the year ended March 31, 2023.

The tax character of distributions paid during the year ended March 31, 2022 was as follows:

Distributions paid from:
Ordinary income	$2,500,000
Long-term gain	$—

Morgan creek capital management, llc | annual report to SHAREHOLDERS	16

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2023

There were dividends paid and reinvested during the year ended March 31, 2022.

Permanent differences primarily due to net operating losses resulted in the following reclassifications among the Fund’s components of net assets as of March 31, 2023:

Accumulated net investment loss	$—
Accumulated net realized gain from investments	$4,549,443
Paid-in-capital	$(4,549,443)

As of March 31, 2023, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Accumulated capital gains/(losses)	$(7,367,166)
Other cumulative effect of timing differences	—
Unrealized appreciation/depreciation	$(1,068,906)

As of March 31, 2023, capital loss carryforwards available for federal income tax purposes were $3,512,583 for short-term and $3,584,583 for long-term. These amounts have no expiration.

The fund did not use any capital loss carryovers during the year ended March 31, 2022.

Temporary differences are primarily due to differing book and tax treatments of passive foreign investment companies, wash sale and partnerships.

3.	Fair Value of Financial Instruments

In accordance with ASC 820, the Fund discloses the fair value of its investments in Portfolio Funds and Securities in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 - Other significant observable inputs; and

Level 3 - Other significant unobservable inputs.

Inputs broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. The Advisor generally uses the NAV per share of the investment (or its equivalent) reported by the Portfolio Fund as the primary input to its valuation; however, adjustments to the reported amount may be made based on various factors.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	17

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2023

A Security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Advisor. The Advisor considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by multiple, independent sources that are actively involved in the relevant market.

The Advisor’s belief of the most meaningful presentation of the strategy classification of the Portfolio Funds and Securities is as reflected on the Schedule of Investments.

Hedge funds such as the Portfolio Funds are generally funds whose shares are issued pursuant to an exemption from registration under the 1940 Act or are issued offshore. The frequency of such subscription or redemption options offered to investors is dictated by such hedge fund’s governing documents. The amount of liquidity provided to investors in a particular Portfolio Fund is generally consistent with the liquidity and risk associated with the Portfolio Funds (i.e., the more liquid the investments in the portfolio, the greater the liquidity provided to the investors).

Liquidity of individual hedge funds varies based on various factors and may include “gates,” “holdbacks,” and “side pockets” (defined in the Fund’s prospectus) imposed by the manager of the hedge fund, as well as redemption fees which may also apply. These items have been identified as illiquid or 0 - 5 years on the Schedule of Investments.

Assumptions used by the Advisor due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

As of March 31 2023, the Fund held Investments in Portfolio Funds with a fair value of $4,742,155 that in accordance with ASC 820, are excluded from the fair value hierarchy and measured at NAV.

There were no changes in valuation technique and no transfers between the levels of the fair value hierarchy during the reporting period.

4.	Investments in Portfolio Funds and Securities

The Fund has the ability to liquidate its investments in Portfolio Funds periodically, ranging from monthly to every five years, depending on the provisions of the respective Portfolio Funds’ operating agreements. Some of the Portfolio Funds do not allow redemptions and are considered illiquid. As of March 31, 2023, the Fund was invested in thirteen Portfolio Funds. All Portfolio Funds in which the Fund invested are individually identified on the Schedule of Investments. These Portfolio Funds may invest in U.S. and non-U.S. equities and equity-related instruments, fixed income securities, currencies, futures, forward contracts, swaps, commodities, other derivatives, and other financial instruments.

The Managers of substantially all Portfolio Funds receive an annual management fee from 1% to 2% of the respective Portfolio Fund’s NAV. Management of the Portfolio Funds also receive performance allocations from 15% to 20% of the Fund’s net profit from its investments in the respective Portfolio Funds, subject to any applicable loss carryforward provisions, as defined by the respective Portfolio Funds’ operating agreements.

For the period ended March 31, 2023, aggregate purchases and proceeds from sales of investments in Portfolio Funds and Securities were $30,611 and $12,953,401, respectively.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	18

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2023

For the period ended March 31, 2023, aggregate repurchases of and proceeds from Securities sold short were $0 and $0, respectively.

5.	Offering of Shares

The Fund’s Share activities for the six months ended March 31, 2023 were as follows:

	Balance as of April 1, 2022	Subscriptions	Redemptions	Distributions Reinvested	Balance as of March 31, 2023
Class I	21,718.26		(10,472.29)		11,245.97
Class A	507.13	—	(244.51)	—	262.62

The Fund’s Share activities for the year ended March 31, 2022 were as follows:

	Balance as of April 1, 2021	Subscriptions	Redemptions	Distributions Reinvested	Balance as of March 31, 2022
Class I	26,226.69	222.25	(7,575.17)	2,844.49	21,718.26
Class A	456.44	—	—	50.69	507.13

6.	Management Fee, Related Party Transactions and Other

The Fund bears all of the expenses of its own operations, including, but not limited to, the investment management fee for the Fund payable to the Advisor, and administration fees, custody fees, and transfer agent fees.

In consideration for its advisory and other services, the Advisor shall receive a quarterly management fee, payable quarterly in arrears based on the NAV of the Fund as of the last business day of such quarter, prior to any quarter-end redemptions, in an amount equal to an annual rate of 1.00% of the Fund’s NAV. The Fund waived management fees effective April 1, 2022 through December 31, 2022. The Fund charged a reduced management fee at an annual rate of 0.50%. The Fund incurred net management fees of $8,813 for the year ended March 31, 2023.

Shareholders pay certain fees (e.g., the Management Fee) and expenses of the Fund and indirectly bear the fees (e.g., management fees of Portfolio Fund managers) and expenses of the Portfolio Funds in which the Fund invests. Similarly, Shareholders may indirectly pay incentive compensation to Portfolio Fund managers that charge their investors incentive compensation. The Fund’s expenses thus may constitute a higher percentage of net assets than expenses associated with other types of investment entities. Class A Shares and Class I Shares are subject to different fees and expenses.

SS&C ALPS Fund Services, Inc. (“SS&C”) provided accounting and administrative services to the Fund under an administrative services agreement.

UMB Bank (“UMB”) provided custody services to the Fund under a custody services agreement.

DST Asset Manager Solutions, Inc. (“DST”) provided transfer agency services to the Fund under a transfer agency services agreement.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	19

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2023

Fees to SS&C, UMB and DST are payable monthly.

Distribution Plan

The Fund has adopted a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, with respect to its Class A Shares.

Under the Plan, the Fund may pay an aggregate amount on an annual basis not to exceed 0.85% of the value of the Fund’s average net assets attributable to its Class A Shares for services provided under the Plan. The Fund began waiving distribution and service fees effective April 1, 2022. For the year ended March 31, 2023, the Fund incurred no Class A distribution and service fees.

7.	Risks and Contingencies

The Fund’s investments in Portfolio Funds may be subject to various risk factors including market, credit, currency and geographic risk. The Fund’s investments in Portfolio Funds may be made internationally and thus may have concentrations in such regions. The Fund’s investments in Portfolio Funds are also subject to the risk associated with investing in Portfolio Funds. The Portfolio Funds are generally illiquid, and thus there can be no assurance that the Fund will be able to realize the value of such investments in Portfolio Funds in a timely manner. Since many of the Portfolio Funds may involve a high degree of risk, poor performance by one or more of the Portfolio Funds could severely affect the total returns of the Fund.

Although the Fund’s investments in Portfolio Funds are denominated in U.S. dollars, the Fund may invest in securities and hold cash balances at its brokers that are denominated in currencies other than its reporting currency. Consequently, the Fund is exposed to risks that the exchange rate of the U.S. dollars relative to other currencies may change in a manner that has an adverse effect on the reported value of that portion of the Fund’s assets which are denominated in currencies other than the U.S. dollars. The Fund may utilize options, futures and forward currency contracts to hedge against currency fluctuations, but there can be no assurance that such hedging transactions will be effective.

From time to time, the Fund may have a concentration of Shareholders holding a significant percentage of its net assets. Investment activities of these Shareholders could have a material impact on the Fund. As of March 31, 2023, one Shareholder maintains a significant holding in the Fund which represents 39.13% of the Fund’s NAV.

In order to obtain more investable cash, the Portfolio Funds may utilize a substantial degree of leverage. Leverage increases returns to investors if the Managers earn a greater return on leveraged investments than the Managers’ cost of such leverage. However, the use of leverage, such as margin borrowing, exposes the Fund to additional levels of risk including (i) greater losses from investments in Portfolio Funds than would otherwise have been the case had the Managers not borrowed to make the investments in Portfolio Funds, (ii) margin calls or changes in margin requirements may force premature liquidations of investment positions and (iii) losses on investments in Portfolio Funds where the Portfolio Funds fails to earn a return that equals or exceeds the Managers’ cost of leverage related to such Portfolio Funds.

In the normal course of business, the Portfolio Funds in which the Fund invests may pursue certain investment strategies, trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, leverage, short selling, global tactical asset allocation strategies, event-drive strategies and other related risks. The Fund’s risk of loss in each Portfolio Fund is limited to the value of the Fund’s interest in each Portfolio Fund as reported by the Fund.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	20

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2023

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

8.	Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	21

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2023

9.	Financial Highlights

The following summary represents per share data, ratios to average net assets(a) and other financial highlights information for Class I Shareholders:

Class I	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
Net asset value - beginning of period	$739.06	$1,010.99	$945.16	$1,125.10	$1,177.30

Income/(Loss) from investment operations:
Net investment loss(b)	(39.12)	(37.73)	(41.24)	(39.42)	(32.41)
Net realized and unrealized gain/(loss) on investments	(86.40)	(137.30)	291.32	(84.94)	175.36
Total income/(loss) from investment operations	(125.52)	(175.03)	250.08	(124.36)	142.95

Less distributions:
From net investment income	—	(96.90)	(184.25)	(55.58)	(195.15)
Total distributions	—	(96.90)	(184.25)	(55.58)	—

Net asset value - end of period	$613.54	$739.06	$1,010.99	$945.16	$1,125.10

Total Return(c)	(16.98%)	(18.51%)	27.26%	(11.31%)	15.50%

Ratios/Supplemental Data:
Ratio of total expenses to average net asset(d)(e)	6.31%	4.07%	3.99%	4.25%	3.78%

Ratio of total expenses after expense reimbursement and management fee reduction(e)(f)	5.53%	4.07%	3.99%	4.04%	3.01%

Ratio of total expenses subject to expense reimbursement(e)(f)	N/A	N/A	N/A	N/A	N/A

Ratio of net investment loss to average net assets(g)	(5.53%)	(4.05%)	(3.93%)	(3.73%)	(2.82%)

Portfolio turnover rate	0%	18%	23%	37%	18%

Net assets, end of period (in thousands)	$6,900	$16,301	$26,515	$19,490	$30,684

(a)	Average net assets is calculated using the average net asset value of the class at the end of each month throughout the year.

(b)	Calculated based on the average shares outstanding methodology.

(c)

Total return assumes a subscription of a Share in the class at the beginning of the period indicated and a repurchase of a Share on the last day of the period, and assumes reinvestment of all distributions during the period when owning Shares of the class. Total return is not annualized for periods less than twelve months.

(d)	Represents a percentage of expenses reimbursed per the prospectus.

(e)	Ratio does not reflect the Fund’s proportionate share of Portfolio Funds’ expenses.

(f)	Effective April 1, 2018, the Board approved eliminating the Expense Cap for the Class I Shares.

(g) Ratio does not reflect the Fund’s proportionate share of Portfolio Funds’ income and expenses.

The above ratios and total return have been calculated for the Class I Shareholders taken as a whole. An individual Class I Shareholder’s ratios and total return may vary from these due to the timing of capital share transactions.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	22

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2023

The following summary represents per share data, ratios to average net assets(a) and other financial highlights information for Class A Shareholders:

Class A	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
Net asset value - beginning of period	$650.13	$904.48	$864.33	$1,038.06	$1,105.35

Income/(Loss) from investment operations:
Net investment loss(b)	(35.26)	(40.56)	(45.71)	(46.27)	(39.55)
Net realized and unrealized gain/(loss) on investments	(75.15)	(121.32)	265.20	(76.09)	162.11
Total income/(loss) from investment operations	(110.41)	(161.88)	219.49	(122.36)	122.56

Less distributions:
From net investment income	—	(92.47)	(179.34)	(51.37)	(189.85)
Total distributions	—	(92.47)	(179.34)	(51.37)	—

Net asset value - end of period	$539.72	$650.13	$904.48	$864.33	$1,038.06

Total Return(c)	(16.98%)	(19.20%)	26.18%	(12.06%)	14.65%

Ratios/Supplemental Data:
Ratio of expenses to average net assets(d)(e)	6.31%	4.97%	4.87%	5.32%	4.65%

Ratio of expenses to average net assets including fee waivers and reimbursements(d)(e)(f)	5.53%	4.97%	4.87%	5.19%	3.90%

Ratio of total expenses subject to expense reimbursement(d)(e)(f)	N/A	N/A	N/A	N/A	N/A

Ratio of net investment loss to average net assets(d)(g)	(5.53%)	(4.96%)	(4.81%)	(4.90%)	(3.73%)

Portfolio turnover rate	0%	18%	23%	37%	18%

Net assets, end of period (in thousands)	$142	$330	$413	$298	$159

(a)	Average net assets is calculated using the average net asset value of the class at the end of each month throughout the year.

(b)	Calculated based on the average shares outstanding methodology.

(c)

Total return assumes a subscription of a Share in the class at the beginning of the period indicated and a repurchase of a Share on the last day of the period, and assumes reinvestment of all distributions during the period when owning Shares of the class. Total return is not annualized for periods less than twelve months.Total return does not reflect sales charge (load) of 3.00%.

(d)	Ratio is annualized for periods less than twelve months.

(e)	Ratio does not reflect the Fund’s proportionate share of Portfolio Funds’ expenses.

(f)	Effective April 1, 2018, the Board approved eliminating the Expense Cap for the Class A Shares.

(g) Ratio does not reflect the Fund’s proportionate share of Portfolio Funds’ income and expenses.

The above ratios and total return have been calculated for the Class A Shareholders taken as a whole. An individual Class A Shareholder’s ratios and total return may vary from these due to the timing of capital share transactions.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	23

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2023

10.	Subsequent Events

Management has determined that there were no material events requiring additional disclosures in the financial statements through the date the financial statements were issued.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	24

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Board of Trustees (Unaudited)

Name(1) and Year of Birth	Position(s) held With Registrant	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications(3)	Number of Morgan Creek- Advised Funds Overseen by Trustee	Other Public Company Directorships Held by Trustee In the Past Five Years
Independent Trustees
Michael S. McDonald 1966	Trustee	Since 2010	Vice President of McDonald Automotive Group (automobile franchises) since 1989.	1	None
Sean S. Moghavem 1964	Trustee	Since 2010	President of Archway Holdings Corp. since prior to 2010 to present; President of URI Health and Beauty LLC since prior to 2010 to present; President of Archway Holdings-Wilmed LLC from April 2008 to present.	1	None
Interested Trustees(4)
Mark W. Yusko 1963	Trustee, Chairman and President	Since 2010	Mr. Yusko has been Chief Investment Officer and Chief Executive Officer of Morgan Creek Capital Management, LLC since July 2004. Previously, Mr. Yusko served as President and Chief Executive Officer for UNC Management Co., LLC from January 1998 through July 2004, where he was responsible for all areas of investment management for the UNC Endowment and Affiliated Foundation Funds.	1	None
Josh Tilley 1977	Trustee, Principal	Since 2015	Mr. Tilley has been Principal of Investments at Morgan Creek Capital Management, LLC since July 2004. Previously, Mr. Tilley served as an associate for UNC Management Company, LLC from 2003-2004 where he was responsible for manager research and due diligence and overall portfolio strategy and tactical asset allocation decisions.	1	None

(1)	The address for the Fund’s Trustees is c/o Morgan Creek Capital Management, LLC, 301 West Barbee Chapel Road, Chapel Hill, NC 27517.

(2)	Trustees serve until their resignation, removal or death.

(3)

The information above includes each Trustee’s principal occupation during the last five years. The Fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call the Fund at 1-919-933-4004.

(4)	Mr. Yusko and Mr. Tilley are “interested persons”, as defined in the 1940 Act, of the Fund based on their position with Morgan Creek Capital Management, LLC and its affiliates.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	25

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Fund Management (Unaudited)

Name and Year of Birth	Position(s) held With Registrant	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers
Mark B. Vannoy 1976	Treasurer	Since 2010

Mr. Vannoy joined Morgan Creek in January 2006 and serves as Director of Fund Administration. Prior to Morgan Creek, Mr. Vannoy worked at Nortel Networks, Ernst & Young, and KPMG both in the United States and Cayman Islands.

Taylor Thurman 1979	Chief Compliance Officer	Since 2011	Mr. Thurman joined Morgan Creek in February 2006 and serves as a Director.
Taylor Thurman 1979	Secretary	Since 2011	Mr. Thurman joined Morgan Creek in February 2006 and serves as a Director.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	26

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Other Information (Unaudited)

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Portfolio Funds and Securities; and (2) how the Fund voted proxies relating to Portfolio Funds and Securities during the most recent year ended March 31 is available without charge, upon request, by calling the Fund at 1-919-933-4004. This information is also available on the Securities and Exchange Commission’s website at https://www.sec.gov.

Quarterly Schedule of Investments

The Fund also files a complete Schedule of Investments with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-PORT. The Fund’s Form N-PORT are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-PORT may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-PORT will be available without charge, upon request, by calling the Fund at 1-919-933-4004.

Shareholder Tax Information

The Morgan Creek Global Equity Long/Short Institutional Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2022:

Qualified Dividend Income: 0%

Dividend Received Deduction: 0%

In early 2023, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2022 via Form 1099. The Fund will notify shareholders in early 2024 of amounts paid to them by the Fund, if any, during the calendar year 2023.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	27

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Board Consideration Regarding Approval of Investment Advisory Agreement December 7, 2021 (Unaudited)

At a meeting held on December 7, 2021 the Board of Trustees (the “Board”), including a majority of the independent Trustees (the “Independent Trustees”) of the Morgan Creek Global Equity Long/Short Institutional Fund (the “Fund”) was asked to consider and approve the renewal of the investment management agreement (the “Agreement”) between the Fund and Morgan Creek Capital Management, LLC (the “Adviser”) for an additional twelve months, ending December 31, 2022. The Board’s deliberations from that evaluation and approval were inadvertently omitted from the Annual Report to Shareholders for the year ended March 31, 2022, as well as the Semi-Annual Report to Shareholders for the period ended September 30, 2022. Accordingly, the deliberations from the December 7, 2021 meeting are being included in the Annual Report to Shareholders dated March 31, 2023, in addition to the deliberations for the renewal of the Agreement for the period ending December 31, 2023.

The Independent Trustees requested and evaluated extensive materials from the Adviser and other sources, including, among other items: (a) an overview of the discretionary investment advisory services provided by the Adviser; (b) the breadth and experience of the investment management and research staff of the Adviser; (c) financial information about the Adviser; (d) marketing and distribution support to be provided by the Adviser to the Fund; (e) the current Form ADV of the Adviser; (f) the profitability, if any, of the Adviser with respect to the Fund; (g) the fees charged to other clients with similar investment objectives relative to fees charged to the Fund by the Adviser; and (h) the resources devoted to compliance with the Fund’s: (i) investment policy, (ii) investment restrictions, (iii) policies on personal securities transactions, (iv) other policies and procedures that form the Adviser’s portions of the Fund’s compliance program and (v) the Adviser’s responsibilities overseeing the Fund’s service providers.

The Independent Trustees, as well as the full Board, considered all factors it believed relevant with respect to the Adviser, including but not limited to: the nature and quality of services provided; investment performance relative to appropriate peer groups and indices; skills, breadth of experience and capabilities of personnel, including continued employment of key personnel; stability of management; comparative data on fees, expenses and performance; marketing and distribution capabilities; potential economies of scale; commitments to provide high levels of support and service to the Fund; potential benefits to the Adviser from its relationship to the Fund, including revenues to be derived from services provided to the Fund by its affiliates, if any; and potential benefits to the Fund and its shareholders of receiving research services, if any, from broker-dealer firms in connection with allocation of portfolio transactions to such firms.

In determining to approve the Agreement, the Board considered the following factors:

Investment Performance. The Independent Trustees reviewed the performance of the Fund for the 3-month, 6-month, one-year and two-year periods ended September 30, 2021, and since the Fund’s inception. The Independent Trustees also reviewed the Fund’s performance compared to the performance of its primary benchmark index, the MSCI World Index for various time periods.

It was noted that the Fund underperformed its primary benchmark in the twelve months ending September 30, 2020. During the reporting period from October 2019 through September 2020, the Fund returned 0.07% versus 28.82% for the MSCI World Index and 17.74% for the HFRX Equity Hedge Index. The Board also considered the performance of the individual securities that the Fund held directly.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	28

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Board Consideration Regarding Approval of Investment Advisory Agreement
December 7, 2021 (Unaudited) (continued)

The Board noted the challenges of finding a statistically significant sample size of peer funds with long/short strategies that are similar to the Fund, noting that the managers of such funds differ in terms of style, structure and sector focus. However, the Board reviewed comparative performance data provided by Broadridge Financial Systems, Inc.’s Lipper fund analytic service (“Lipper”) and found that the Fund in terms of net total return performance ranked 30 out of 30 of its peer universe for the one-year period ended September 30, 2020.

In general, the Board recognized that the Fund has a long/short strategy and that registered and private funds with long/short strategies performed exceptionally well during the most recent 12-month period ending September 30, 2021, when the equity markets were experiencing severe volatility as well as a rise, steep decline and steep rise in during this period. The Fund is designed to protect shareholders in down markets by taking short positions, which perform poorly in rising markets and protect capital during down markets. The Fund acted consistent with its strategy of generating returns with lower volatility during this period.

Management Fees and Total Expense Ratios. The Board discussed with the Adviser the level of the advisory fee for the Fund relative to comparable funds as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio and compared it to the data provided by Lipper of the Fund’s peers. The Board noted that the fees were within range of funds with similar investment objectives and strategies. The Board reviewed the management fee charged to the Fund and compared it to the Lipper data of the Fund’s peers. It was noted that the advisory fee charged by the Adviser, 100 basis points, ranked 2 out of 19 when compared to the advisory fees paid by peer funds.

The Board reviewed the annualized expense ratio of the Fund, presented based on the fiscal year through September 30, 2021, was 3.40% for the Class I shares. The Board compared it to the Lipper data of the Fund’s peers, finding that the Fund’s total expense ratio was significantly higher than the average and median total expenses of the peer funds due to higher non-management expenses. It was noted that the total expense ratio charged by the Adviser ranked 21 out of 24 when compared to the advisory fees paid by peer funds.

The Board recognized that that Fund expenses had increased in the third quarter of 2020 when the Adviser lifted the fee cap applicable to the Fund. Management explained that the Fund’s total expense ratio would begin to fall as the Fund’s assets grew through sourcing new investors or appreciation of the value of the Fund’s positions, or both and the Board was presented with a detailed discussion of the Adviser’s marketing strategy.

Costs of Services and Potential Profits. In analyzing the cost of services and profitability of the Adviser, the Board considered the revenues earned and expenses incurred by the Adviser. As to profits realized by the Adviser, the Board reviewed information regarding its income and expenses related to the management and operation of the Fund. The Board concluded that the Adviser has adequate resources to fulfill its responsibilities under the Agreement and that COVID-19 had not caused the Adviser to experience any issues or disruptions when providing investment management services to the Fund. The Board noted that to date the Adviser has not been profitable with respect to the Fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies were shared with the Funds through breakpoints in their management fees or other means, such as expense caps or fee waivers. The Trustees noted that the assets of the Fund were still too small to meaningfully consider economies of scale and the necessity of breakpoints. Nevertheless, the Board recognized that the Fund benefited and will continue to benefit from expense caps and fee waivers with respect to their respective management fees.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	29

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Board Consideration Regarding Approval of Investment Advisory Agreement
December 7, 2021 (Unaudited) (continued)

Fall-Out Benefits. The Board concluded that other benefits derived by the Adviser from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and its shareholders, and are consistent with industry practice and the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services. The Independent Trustees reviewed and considered the nature, extent and quality of the services provided by the Adviser and found them to be of high-quality and in the best interests of the Fund. The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Trustees also concluded that the Adviser continues to make a significant entrepreneurial commitment to the management and success of the Funds.

Conclusion. The Independent Trustees concluded that the Adviser is a highly experienced investment manager and its key personnel are highly qualified to continue to serve as investment adviser to the Fund. The Independent Trustees also concluded that the Fund’s expense ratios were relatively high, primarily caused by the Fund’s current asset size. It further noted that the Adviser is not making a profit under the Agreement because of the Fund’s size. The Board also noted that economies of scale were not a significant factor in its thinking at this time as the Fund is relatively small in terms of assets. The Independent Trustees determined that the potential profitability of ancillary services was not material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Trustees and the full Board determined to approve the Agreement.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	30

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Board Consideration Regarding Approval of Investment Advisory Agreement
December 6, 2022 (Unaudited)

In considering the approval of the Agreement between the Fund and Adviser, at a Board of Trustees meeting held on December 6, 2022 the Independent Trustees requested and evaluated extensive materials from the Adviser and other sources, including, among other items: (a) an overview of the discretionary investment advisory services provided by the Adviser; (b) the breadth and experience of the investment management and research staff of the Adviser; (c) financial information about the Adviser; (d) marketing and distribution support to be provided by the Adviser to the Fund; (e) the current Form ADV of the Adviser; (f) the profitability, if any, of the Adviser with respect to the Fund; (g) the fees charged to other clients with similar investment objectives relative to fees charged to the Fund by the Adviser; and (h) the resources devoted to compliance with the Fund’s: (i) investment policy, (ii) investment restrictions, (iii) policies on personal securities transactions, (iv) other policies and procedures that form the Adviser’s portions of the Fund’s compliance program and (v) the Adviser’s responsibilities overseeing the Fund’s service providers.

The Independent Trustees, as well as the full Board, considered all factors it believed relevant with respect to the Adviser, including but not limited to: the nature and quality of services provided; investment performance relative to appropriate peer groups and indices, noting that the Fund is in liquidation; skills, breadth of experience and capabilities of personnel, including continued employment of key personnel; stability of management; comparative data on fees and expenses and again noting that the Fund is in liquidation; and potential benefits to the Adviser from its relationship to the Fund, including revenues to be derived from services provided to the Fund by its affiliates, if any.

In determining to approve the Agreement, the Board considered the following factors:

Investment Performance. The Independent Trustees reviewed the performance of the Fund for the 3-month, 6-month, one-year and two-year periods ended September 30, 2022, and since the Fund’s inception. The Independent Trustees also reviewed the Fund’s performance compared to the performance of its primary benchmark index, the MSCI World Index for various time periods.

It was noted that the Fund was currently in liquidation and that such liquidation was expected to last at least until 2024 and that the Fund was being managed to liquidate the Fund in an orderly manner.

The Board also noted the challenges of finding a statistically significant sample size of peer funds with long/short strategies that are similar to the Fund, noting that the managers of such funds differ in terms of style, structure and sector focus.

Management Fees and Total Expense Ratios. The Board discussed with the Adviser the level of the advisory fee for the Fund relative to comparable funds as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio and compared it to the data provided by Lipper of the Fund’s peers. The Board recognized that that the Fund’s total expense ratio had increased because the Fund was in liquidation and that the decreasing assets adversely impacted the Fund’s total expense ratio even though the total expenses of the Fund were generally flat. The Board further noted that the Adviser will enter into a contractual fee waiver agreement with the Fund whereby the Adviser will waive its advisory fee to 50 basis points through July 31, 2025.

Costs of Services and Potential Profits. In analyzing the cost of services and profitability of the Adviser, the Board considered the revenues earned and expenses incurred by the Adviser. As to profits realized by the Adviser, the Board reviewed information regarding its income and expenses related to the management and operation of the Fund. The Board concluded that the Adviser has adequate resources to fulfill its responsibilities under the Agreement and that COVID-19 had not caused the Adviser to experience any issues or disruptions when providing investment management services to the Fund. The Board noted that to date the Adviser has not been profitable with respect to the Fund.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	31

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Board Consideration Regarding Approval of Investment Advisory Agreement
December 6, 2022 (Unaudited) (continued)

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies were shared with the Funds through breakpoints in their management fees or other means. The Trustees noted that the assets of the Fund were decreasing during its liquidation and were too small to meaningfully consider economies of scale and the necessity of breakpoints.

Fall-Out Benefits. The Board concluded that other benefits derived by the Adviser from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and its shareholders, and are consistent with industry practice and the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services. The Independent Trustees reviewed and considered the nature, extent and quality of the services provided by the Adviser and found them to be of high-quality and in the best interests of the Fund. The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Trustees also concluded that the Adviser continues to make a significant entrepreneurial commitment to the management and success of the Funds.

Conclusion. The Independent Trustees concluded that the Adviser is a highly experienced investment manager and its key personnel are highly qualified to continue to serve as investment adviser to the Fund. The Independent Trustees also concluded that the Fund’s expense ratios were relatively high, primarily caused by the Fund being in liquidation. It further noted that the Adviser is not making a profit under the Agreement because of the Fund’s size. The Board also noted that economies of scale were not a significant factor in its thinking at this time as the Fund is liquidating. The Independent Trustees determined that the potential profitability of ancillary services was not material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Trustees and the full Board determined to approve the Agreement.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	32

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Privacy Notice (Unaudited)

FACTS

WHAT DO MORGAN CREEK GLOBAL EQUITY LONG/SHORT INSTITUTIONAL FUND (THE “FUND”) AND MORGAN CREEK SERIES TRUST (THE “TRUST” AND COLLECTIVELY WITH THE FUND, THE “FUND COMPLEX”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and other information we receive from you on applications or other forms

● Information about your transactions with us and our service providers, or others

● Information we receive from consumer reporting agencies (including credit bureaus)

If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund Complex chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund Complex share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	Yes	No
For our affiliates to market to you	No	No
For non-affiliates to market to you	No	No

Questions?	Call (919) 933-4004 or go to http://www.morgancreekfunds.com/privacy-notice.html

Morgan creek capital management, llc | annual report to SHAREHOLDERS	33

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Privacy Notice (Unaudited) (continued)

Who we are
Who is providing this notice?	Morgan Creek Global Equity Long/Short Institutional Fund (the “Fund”), Morgan Creek Series Trust (the “Trust” and collectively with the Fund, the “Fund Complex”)
What we do
How does the Fund Complex protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We also restrict access to your personal and account information to those persons who need to know it in order to provide services to you.

How does the Fund Complex collect my personal information?

We collect your personal information, for example, when you:

● open an account

● purchase or sell shares

● exchange shares

We also collect your personal information from others, such as credit bureaus.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies. The following companies may be considered Affiliates of the Fund Complex:

● Morgan Creek Capital Management, LLC

● Morgan Creek Capital Distributors, LLC

● Hatteras Investment Partners, LLC

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies. The following companies provide services to the Fund Complex and we may share your personal information as part of their everyday services to the Fund Complex.

● ALPS Fund Services, Inc.

● DST Systems, Inc.

● Northern Lights Distributors, LLC

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund Complex does not have any joint marketing agreements.

Other important information

In the event that you hold shares of the Fund Complex through a financial intermediary, including, but not limited to, a broker- dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with non-affiliated third parties by that entity.

Morgan creek capital management, llc | annual report to SHAREHOLDERS	34

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

(Unaudited)

Morgan Creek Global Equity Long/Short Institutional Fund

301 West Barbee Chapel Road, Suite 200
Chapel Hill, NC 27517

Trustees

Michael S. McDonald

Sean S. Moghavem

Mark W. Yusko

Joshua Tilley

Officers

Mark W. Yusko, President

Mark B. Vannoy, Treasurer

Taylor Thurman, Chief Compliance Officer

Taylor Thurman, Secretary

Advisor

Morgan Creek Capital Management, LLC

301 West Barbee Chapel Road, Suite 200

Chapel Hill, NC 27517

Administrator and Fund Accounting Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80033

Transfer Agent

DST Systems, Inc.

333 W. 11th Street, 5th Floor

Kansas City, MO 64105

Custodian

UMB Bank, N.A.

1010 Grand Boulevard

Kansas City, MO 64106

Independent Registered Public Accounting Firm

Grant Thornton llp

186 Wood Ave, S. 4th Floor

Iselin, NJ 08830

Legal Counsel

Thompson Hine LLP

1919 M Street, NW

Suite 700

Washington, D.C. 20036

Morgan creek capital management, llc | annual report to SHAREHOLDERS	35

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301 West Barbee Chapel Road

Suite 200

Chapel Hill, NC 27517

(b) Not applicable.

Item 2. Code of Ethics.

(a)       Morgan Creek Global Equity Long/Short Institutional Fund (the “Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. A copy of the Registrant’s Code of Ethics is attached as exhibit 13(a)(1) to this Form N-CSR.

(b)       There have been no amendments during the period covered by this report to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)       The Registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant does not have at least one audit committee financial expert serving on the audit committee.

(a)(2) The Board has determined that an audit committee financial expert is not necessary at this time.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees. The aggregate Audit Fees of the Registrant’s independent public accountant for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ended March 31, 2022, were $82,500 and for the fiscal year March 31, 203, were $65,000.

(b)       Audit-Related Fees. The aggregate Audit-Related Fees of the Registrant’s independent public accountant for assurances and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and are not reported as Audit Fees, which included the review of financial information contained within registration statement filings conducted on behalf of the Registrant, as cited within paragraph (e)(2) of this Item, for the fiscal year ended March 31, 2022, were $3,300 and for the fiscal year March 31, 2023, were $0. The 2022 and 2023 fees were for consent letters for SEC filings.

(c)       Tax Fees. The aggregate Tax Fees of the Registrant’s independent public accountant for professional services rendered for tax compliance, tax advice, and tax planning services, which included the review of federal and state income tax returns, the review of the fiscal tax provision and the review of the federal excise tax returns, for the fiscal year ended March 31, 2022, were $11,500 and for the fiscal year March 31, 2023, were $13,500.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent public accountant’s tax division except those services related to the audit.

(d)       All Other Fees. The aggregate Other Fees of the Registrant’s independent public accountant for all other non-audit services rendered to the Registrant for the fiscal year ended March 31, 2022, were $0 and for the fiscal year March 31, 2023, were $0.

(e)(1) Pursuant to the Registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountant. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to be provided to the Registrant as required by Section 201 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), any pre-approval requests submitted by the independent public accountant as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent public accountant to provide any services (other than prohibited non-audit services) including the fees and compensation to be paid to the independent public accountant.

(e)(2) There were no pre-approval requirements approved or required to be approved for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no fees billed for services provided to the Registrant, described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)       Not applicable.

(g)       The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to Morgan Creek Capital Management, LLC, the investment adviser to the Registrant (the “Advisor”) (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant for each of the last two fiscal years of Registrant, was $0.

(h)       The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered by the independent public accountant to the Advisor and the Advisor’s affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the principal auditor, in accordance with Independence Standards Board requirements and the meaning of the securities laws administered by the U.S. Securities and Exchange Commission (“SEC”), regarding its independence from the Registrant, its investment adviser and the adviser’s affiliates.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

The Registrant has delegated to the Advisor the voting of proxies relating to the Registrant’s portfolio securities. The policies and procedures used by the Advisor to determine how to vote proxies relating to the Registrant's portfolio securities, including the procedures used when a vote presents a conflict of interest involving the Advisor or any of its affiliates, are contained in the Advisor’s Proxy Voting Guidelines, which are attached hereto as Exhibit 13(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Company.

(a)(1) As of March 31, 2023, the portfolio manager of the Registrant is:

Mark W. Yusko

Chief Investment Officer and Chief Executive Officer

Portfolio Manager

Investment experience: 28 years

Mr. Yusko is Chief Investment Officer and Chief Executive Officer of the Advisor since July 2004. Prior to forming the Advisor, Mr. Yusko was President and Chief Investment Officer of UNC Management Company, LLC, the endowment investment office for the University of North Carolina at Chapel Hill, from 1998 to 2004. Previously, he was the Senior Investment Director for the University of Notre Dame Investment Office. He holds an M.B.A. from the University of Chicago and a B.S. in biology and chemistry from the University of Notre Dame.

(a)(2) The Portfolio Manager, who is primarily responsible for the day-to-day management of the Registrant and also manages other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of March 31, 2023: (i) the number of other pooled investment vehicles and other accounts managed by the Portfolio Manager and the total assets of such vehicles and accounts; and (ii) the number and total assets of such vehicles and accounts with respect to which the advisory fee is based on performance.

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number	Total Assets (billions)	Number	Total Assets (billions)	Number	Total Assets (billions)
Mark W. Yusko	2	$.007	39	$1.2	5	$0.29

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number with Performance- Based Fees	Total Assets with Performance- Based Fees (billions)	Number with Performance- Based Fees	Total Assets with Performance- Based Fees (billions)	Number with Performance- Based Fees	Total Assets with Performance- Based Fees (billions)
Mark W. Yusko	0	$0.0	35	$1.2	1	$0.07

Conflicts of Interest:

The Advisor engages in other activities including managing the assets of various private funds and institutional accounts. In the ordinary course of business, the Advisor engages in activities in which the Advisor's interests or the interests of its clients may conflict with the interests of the Registrant or its shareholders. The discussion below sets out such conflicts of interest that may arise; conflicts of interest not described below may also exist. The Advisor can give no assurance that any conflicts of interest will be resolved in favor of the Registrant or its shareholders.

The Portfolio Manager is responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including unregistered hedge funds and funds of hedge funds. The Portfolio Manager may manage separate accounts and other pooled investment vehicles that may have materially higher, lower or different fee arrangements than the Registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and/or pooled investment vehicles may raise potential conflicts of interest including those relating to cross trading and the allocation of investment opportunities.

Transactions by the Advisor — The Advisor may pursue acquisitions of assets and businesses and identification of an investment opportunity in connection with its existing businesses or a new line of business without first offering the opportunity to the Registrant. Such an opportunity could include a business that competes with the Registrant or a Portfolio Fund in which the Registrant has invested or proposes to invest.

From time to time, the Advisor may pursue the development of investment managers who will manage private investment funds that would otherwise qualify as investments for the Registrant. Due to the conflicts of interest involved and in accordance with applicable law, the Advisor will not make any investment for the Registrant in any Portfolio Fund that is managed by an affiliate of the Advisor. Accordingly, there may be investments that are unavailable to the Registrant due to the manager's affiliation with the Advisor. Further, in the event that the Advisor acquires a business or investment manager that is a manager of any Portfolio Fund, the Advisor may need to liquidate any investment by the Registrant in a Portfolio Fund managed by such affiliated investment manager.

In addition, the Advisor may have other relationships with Portfolio Funds or Managers which may not result in the Advisor directly or indirectly controlling, being controlled by, or being under common control with, such Portfolio Funds or Managers. These relationships may include distribution or intermediary relationships with Portfolio Funds, strategic or principal investments in Portfolio Funds or their Managers, or other contractual relationships. To the extent permitted by applicable law, it is possible that the Registrant may invest in one or more such Portfolio Funds or with one or more such Managers. In such circumstances, the management fee and the incentive fee charged by any such Portfolio Fund or Manager may still apply.

The Advisor's Asset Management Activities — The Advisor conducts a variety of asset management activities, including sponsoring unregistered investment funds. Those activities also include managing assets of employee benefit plans that are subject to ERISA and related regulations. The Advisor's investment management activities may present conflicts if the Registrant and these other investment or pension funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

Voting Rights in Portfolio Funds — From time to time, a Portfolio Fund may seek the approval or consent of its investors in connection with certain matters relating to the Portfolio Fund. In such a case, the Advisor has the right to vote in its sole discretion the Registrant's interest in the Portfolio Fund. The Advisor considers only those matters it considers appropriate in taking action with respect to the approval or consent of the particular matter. Business relationships may exist between the Advisor and its affiliates on the one hand, and the Managers and affiliates of the Portfolio Funds on the other hand, other than as a result of the Registrant's investment in a Portfolio Fund. As a result of these existing business relationships, the Advisor may face a conflict of interest acting on behalf of the Registrant and its shareholders.

Portfolio Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may make it difficult for the Advisor to monitor whether holdings of the Portfolio Funds cause the Registrant to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Registrant may need to hold its interest in a Portfolio Fund in non-voting form. Additionally, in order to avoid becoming subject to certain prohibitions under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to affiliated transactions, the Registrant intends to own less than 5% of the voting securities of each Portfolio Fund. This limitation on owning voting securities is intended to ensure that a Portfolio Registrant is not deemed an "affiliated person" of the Registrant for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with the Portfolio Funds, both by the Registrant and other clients of the Advisor. To limit its voting interest in certain Portfolio Funds, the Registrant may enter into contractual arrangements under which the Registrant irrevocably waives its rights (if any) to vote its interest in a Portfolio Fund. The Registrant will not receive any consideration in return for entering into a voting waiver arrangement. Other Portfolio Funds or accounts managed by the Advisor may also waive their voting rights in a particular Portfolio Fund. Subject to the oversight of the Registrant's Board, the Advisor will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Advisor in the particular Portfolio Fund. These voting waiver arrangements may increase the ability of the Registrant to invest in certain Portfolio Funds. However, to the extent the Registrant contractually foregoes the right to vote the securities of a Portfolio Fund, the Registrant will not be able to vote on matters that require the approval of the interest holders of the Portfolio Fund, including matters adverse to the Registrant's interests. This restriction could diminish the influence of the Registrant in a Portfolio Fund, as compared to other investors in the Portfolio Fund (which could include other Portfolio Funds or accounts managed by the Advisor, if they do not waive their voting rights in the Portfolio Fund), and adversely affect the Registrant's investment in the Portfolio Fund, which could result in unpredictable and potentially adverse effects on the Registrant’s shareholders. There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in some situations where the Registrant owns less than 5% of the voting securities of a Portfolio Fund. In these circumstances, transactions between the Registrant and a Portfolio Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the 1940 Act notwithstanding that the Registrant has entered into a voting waiver arrangement.

Client Relationships — The Advisor and its affiliates may have relationships with sponsors and managers of Portfolio Funds, corporations and institutions. In providing services to its clients and the Registrant, the Advisor may face conflicts of interest with respect to activities recommended to or performed for, such clients on the one hand, and the Registrant, the Registrant’s shareholders and/or the Portfolio Funds on the other hand. The Advisor may also face conflicts of interest in connection with any purchase or sale transactions involving an investment by the Registrant, whether to or from a client of the Advisor, and in connection with the consideration offered by, and obligations of, such client of the Advisor in such transactions. In such cases, the Advisor will owe fiduciary duties to the client of the Advisor that may make the Advisor's interest adverse to that of the Registrant. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Registrant.

Diverse Membership; Relationships with Shareholders — The Registrant’s shareholders are expected to include entities organized under U.S. law and in various jurisdictions that may have conflicting investment, tax and other interests with respect to their investments in the Registrant. The conflicting interests of individual shareholders may relate to or arise from, among other things, the nature of investments made by the Registrant and/or Portfolio Funds, the structuring of the acquisition of investments of the Registrant, and the timing of disposition of investments. This structuring of the Registrant's investments and other factors may result in different returns being realized by different shareholders. Conflicts of interest may arise in connection with decisions made by the Advisor, including decisions with respect to the nature or structuring of investments, that may be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders' individual tax situations. In selecting Portfolio Funds for the Registrant, the Advisor considers the investment and tax objectives of the Registrant as a whole, not the investment, tax or other objectives of any shareholder individually.

Brokerage Activities — The Advisor will be authorized to engage in transactions in which it acts as a broker for the Registrant and for another person on the other side of the transaction. In any such event, the Advisor may receive commissions from, and have a potentially conflicting division of loyalties and responsibilities regarding, both parties to such transactions. The Advisor may also act as agent for the Registrant, Portfolio Funds and other clients in selling publicly traded securities simultaneously. In such a situation, transactions may be bundled and clients, including the Registrant, may receive proceeds from sales based on average prices received, which may be lower than the price which could have been received had the Registrant sold its securities separately from the Advisor's other clients.

Related Funds — Conflicts of interest may arise for the Advisor in connection with certain transactions involving investments by the Registrant in Portfolio Funds, and investments by other funds advised by the Advisor, or sponsored or managed by the Advisor, in the same Portfolio Funds. Conflicts of interest may also arise in connection with investments in the Registrant by other funds advised or managed by the Advisor or any of its affiliates. Such conflicts could arise, for example, with respect to the timing, structuring and terms of such investments and the disposition of them. The Advisor or an affiliate may determine that an investment in a Portfolio Registrant is appropriate for a particular client or for itself or its officers, directors, principals, members or employees, but that the investment is not appropriate for the Registrant. Situations also may arise in which the Advisor, one of its affiliates, or the clients of either have made investments that would have been suitable for investment by the Registrant but, for various reasons, were not pursued by, or available to, the Registrant. The investment activities of the Advisor, its affiliates and any of their respective officers, directors, principals, members or employees may disadvantage the Registrant in certain situations if, among other reasons, the investment activities limit the Registrant's ability to invest in a particular Portfolio Fund.

Management of the Fund — Personnel of the Advisor or its affiliates will devote such time as the Advisor, the Registrant and their affiliates, in their discretion, deem necessary to carry out the operations of the Registrant effectively. Officers, principals, and employees of the Advisor and its affiliates will also work on other projects for the Advisor and its other affiliates (including other clients served by the Advisor and its affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates. The Advisor has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Advisor seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the Advisor has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation:

Mr. Mark W. Yusko has significant day-to-day duties in the management of the Registrant, including providing analysis and recommendations on asset allocation and Portfolio Fund selection. Mr. Yusko owns equity interests in the Advisor, which pays him a base salary and he may receive a bonus, and the Advisor is obligated to make distributions of profits to him, as well as the other members, on an annual basis.

(a)(4) Ownership of Securities:

The following table sets forth, for the portfolio manager, the aggregate dollar range of the registrant's equity securities beneficially owned as of March 31, 2023.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Mark. W. Yusko (b) Not applicable.	0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 C.F.R. 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 C.F.R. 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)       The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures, as of a date within 90 days of the filing date of this Form N-CSR.

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

(a)	Not applicable. The Fund did not engage in securities lending activity during the fiscal year ended March 31, 2023.

(b)	Not applicable. The Fund did not engage in securities lending activity during the fiscal year ended March 31, 2023.

Item 13. Exhibits

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	The Proxy voting policies and procedures of the Registrant’s investment adviser are attached hereto in response to Item 7.

(d)	Letter of Independent Registered Accounting Firm.

On March 14, 2023, the Audit Committee of the Fund, and upon the recommendation of the Fund’s Audit Committee, the Board of Trustees of the Fund, each approved the decision to replace Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm for the Fund with Grant Thornton LLP (“GT”) for the fiscal year ending March 31, 2023.

The report of E&Y on the Fund’s financial statements as of and for the fiscal years ended March 31, 2021 and March 31, 2022 did not contain adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the Fund’s fiscal years ended March 31, 2021 and March 31, 2022, there were no disagreements between the Fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for such years. During the Fund’s fiscal years ended March 31, 2021 and March 31, 2022, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

During the Fund’s fiscal years ended March 31, 2021 and March 31, 2022, neither the Fund, nor anyone on their behalf, consulted with E&Y, on behalf of the Fund, regarding any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Creek Global Equity Long/Short Institutional Fund

By:	/s/ Mark W. Yusko
Mark W. Yusko
Chairman, President and Trustee

Date:	July 14, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark W. Yusko
Mark W. Yusko
Chairman, President and Trustee

Date:	July 14, 2023

By:	/s/ Mark B. Vannoy
Mark B. Vannoy
Treasurer

Date:	July 14, 2023